Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Jonathan Tegge, the Chief Financial Officer of InMed Pharmaceuticals Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K for the year ended June 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2023

/s/ Jonathan Tegge
Name:	Jonathan Tegge
Title:	Interim Chief Financial Officer